EXHIBIT 24.1



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Synovus Financial Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SYNOVUS FINANCIAL CORP.
                                            (Registrant)

March 5, 1997                      By:/s/James H. Blanchard
                                      ---------------------
                                       James H. Blanchard,
                                       Chairman of the Board and
                                       Principal Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/William B. Turner                                        Date: March 5, 1997
------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                       Date: March 5, 1997
-----------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer

/s/John T. Oliver, Jr.                                      Date: March 5, 1997
------------------------------
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/James D. Yancey                                          Date: March 5, 1997
------------------------------
James D. Yancey,
Vice Chairman of the Board


/s/Richard E. Anthony                                       Date: March 5, 1997
-----------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                                    Date: March 5, 1997
-----------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                                    Date: March 5, 1997
----------------------------
Stephen L. Burts, Jr.,
President


/s/G. Sanders Griffith, III                                 Date: March 5, 1997
-----------------------------
G. Sanders Griffith, III,
Senior Executive Vice President,
General Counsel and Secretary


/s/Thomas J. Prescott                                       Date: March 5, 1997
------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


/s/Jay C. McClung                                           Date: March 5, 1997
------------------------------
Jay C. McClung,
Executive Vice President


/s/Calvin Smyre                                             Date: March 5, 1997
-----------------------------
Calvin Smyre,
Executive Vice President

----------------------------------                          Date:
Daniel P. Amos,
Director


/s/Joe E. Beverly                                           Date: March 5, 1997
----------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                       Date: March 5, 1997
---------------------------------
Richard Y. Bradley,
Director


/s/C. Edward Floyd                                          Date: March 5, 1997
--------------------------------
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                                 Date: March 5, 1997
---------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/V. Nathaniel Hansford                                    Date: March 5, 1997
--------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                      Date: March 5, 1997
--------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                         Date: March 5, 1997
-------------------------------
Mason H. Lampton,
Director


-------------------------------                             Date:
Elizabeth C. Ogie,
Director

/s/H. Lynn Page                                             Date: March 5, 1997
---------------------------
H. Lynn Page,
Director


/s/William L. Pherigo                                       Date: March 5, 1997
----------------------------
William L. Pherigo,
Director


/s/Robert V. Royall, Jr.                                    Date: March 5, 1997
----------------------------
Robert V. Royall, Jr.,
Director


/s/George C. Woodruff, Jr.                                  Date: March 5, 1997
---------------------------
George C. Woodruff, Jr.,
Director